Supplement Dated January 13, 2007
to
Prospectus Dated May 1, 2006
for Kemper Advantage III Variable Annuity Contracts
Issued by
Kemper Investors Life Insurance Company

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Pursuant to the Agreement and Plan of Reorganization approved on January 4, 2007, by the shareholders of ING VP Natural Resources Trust and ING Global Resources Portfolio, the ING VP Natural Resources Trust is reorganized with and into ING Global Resources Portfolio. All references in the Prospectus to the ING VP Natural Resources Trust are hereby replaced with ING Global Resources Portfolio. This transaction is effective January 13, 2007.

The restructured Subaccount invests in the ING Global Resources Portfolio which is a series of the "ING Investors Trust." DSI, New York corporation, is the investment adviser and ING Investment Management Co., a Connecticut corporation, is the sub-adviser. The Portfolio seeks long-term capital appreciation.

A Prospectus for the new Portfolio is included in the Prospectus dated May 1, 2006, for the Kemper Advantage III Variable Annuity Contracts.

After January 13, 2007, all Contract Owners interests previously identified as the ING VP Natural Resources Trust will be identified as held in the ING Global Resources Portfolio. In addition, all Purchase Payments, transfers, withdrawals, automatic account rebalancing, Dollar Cost Averaging, and other transactions that previously were identified as involving the ING VP Natural Resources Trust will be processed and identified as ING Global Resources Portfolio. Contract Owners may also instruct us to allocate their Contract Value to any other Subaccount available under the Contract.